UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2010

________________________________

Flagstone Reinsurance Holdings, S.A.
(Exact name of registrant as specified in its charter)

Luxembourg		98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

37 Val St André
L-1128
Luxembourg, Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  +352 273 515 30

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Bermuda
(Former name or former address, if changed since last report)

________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Supplemental Indentures

On May 17, 2010, in connection with and effective upon completion of the redomestication of Flagstone Reinsurance Holdings Limited from Bermuda to Luxembourg (the “Redomestication”), Flagstone Reinsurance Holdings, S.A. (the “Company”) (as successor to Flagstone Reinsurance Holdings Limited), Flagstone Reinsurance Holdings Limited and The Bank of New York Mellon Trust, successor in interest to JPMorgan Chase Bank, National Association, as trustee, entered into the First Supplemental Indenture to the Junior Subordinated Indenture dated as of August 23, 2006 (the “BNY First Supplemental Indenture”).  In connection with the BNY First Supplemental Indenture, the Company assumes all of Flagstone Reinsurance Holdings Limited’s liabilities and obligations relating to:

•	$120,000,000 principal amount of LIBOR + 3.54% Deferrable Interest Debentures due 2036 issued by Flagstone Reinsurance Holdings Limited; and

•	€13,000,000 principal amount of LIBOR + 3.54% Junior Subordinated Deferrable Interest Notes due 2036 issued by Flagstone Reinsurance Holdings Limited.

On May 17, 2010, in connection with and effective upon completion of the Redomestication, Flagstone Finance S.A., as issuer, the Company, as successor guarantor to Flagstone Reinsurance Holdings Limited, and Wilmington Trust Company, as trustee, entered into the First Supplemental Indenture to the Junior Subordinated Indenture dated as of June 8, 2007 (the “Wilmington First Supplemental Indenture”).  In connection with the Wilmington First Supplemental Indenture, the Company assumes all of Flagstone Reinsurance Holdings Limited’s liabilities and obligations relating to its guarantee of all of Flagstone Finance S.A.’s liabilities and obligations relating to $100,000,000 principal amount of LIBOR + 3.00% Junior Subordinated Deferrable Interest Notes due 2037 issued by Flagstone Finance S.A.

The Supplemental Indentures are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Warrant

On May 17, 2010, in connection with and effective upon completion of the Redomestication, the Company and Haverford (Bermuda) Ltd. amended, restated and replaced the warrant dated as of February 23, 2006 issued by Flagstone Reinsurance Holdings Limited to Haverford (Bermuda) Ltd. (the “Prior Warrant”) to provide for (i) the appropriate substitution of the Company in place of references to Flagstone Reinsurance Holdings Limited and (ii) certain technical changes to conform to the laws of Luxembourg.  As a result, the terms of the amended Warrant (the “Amended Warrant”) are substantially similar to the Prior Warrant and the holder of the Amended Warrant still has the right, at any time during the period commencing on December 1, 2013 and ending December 31, 2013, to purchase 8,585,747 shares of the issued share capital of the Company.

The Amended Warrant is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Shareholders’ Agreement

On May 17, 2010, in connection with and effective upon completion of the Redomestication, the Company amended, restated and replaced the Amended and Restated Shareholders’ Agreement (the “Prior Agreement”), dated as of November 15, 2006, between Flagstone Reinsurance Holdings Limited and the investors listed on Exhibit A thereto to provide for (i) the appropriate substitution of the Company in place of references to Flagstone Reinsurance Holdings Limited and (ii) certain technical changes to conform to the laws of Luxembourg.

The Amended and Restated Shareholders Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.03                      Material Modifications to Rights of Security Holders

Effective May 17, 2010, Flagstone Reinsurance Holdings Limited completed the Redomestication and thereby discontinued its existence as a Bermuda corporation as provided in Section 132G of The Companies Act 1981 of Bermuda and continued its existence as a société anonyme under the laws of Luxembourg under the name Flagstone Reinsurance Holdings, S.A.  The rights of holders of the Company’s common shares are now governed by the Company’s articles of incorporation and the Law of 10 August 1915 on Commercial Companies, each of which are described in Amendment No. 2 to the Company’s registration statement on Form S-4 (the “Form S-4”), which was filed with the Securities and Exchange Commission on April 9, 2010. The sections of the Form S-4 entitled “Description of Flagstone (Luxembourg) Shares”, “Comparison of Rights of Shareholders” and “Material Tax Considerations Relating to the Redomestication” are hereby incorporated by reference.  The Luxembourg articles of incorporation became effective May 17, 2010, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

PSU Plan

On May 14, 2010, the shareholders of the Company approved certain amendments to the Company’s Performance Share Unit Plan (the “PSU Plan”) to (i) modify the treatment of Performance Share Units (“PSUs”) upon the retirement of an employee, (ii) permit Mark Byrne, Chairman of the Company, to receive PSUs, and (iii) cancel PSUs if (a) the Company is required to make a financial restatement due to a material misstatement and (b) those PSUs were granted based upon the erroneous financial information. The sections of the Form S-4 under “Proposal 3 — Performance Share Unit Plan Amendments” are incorporated herein by reference. On May 17, 2010, in connection with and effective upon completion of the Redomestication, the Company amended, restated and replaced the PSU Plan to provide for (i) the amendments described above, (ii) the appropriate substitution of the Company in place of references to Flagstone Reinsurance Holdings Limited and (iii) certain technical changes to conform to the laws of Luxembourg.

The PSU Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

RSU Plan

On May 17, 2010, in connection with and effective upon completion of the Redomestication, the Company amended, restated and replaced the Company’s Restricted Share Unit Plan (the “RSU Plan”) to provide for (i) the appropriate substitution of the Company in place of references to Flagstone Reinsurance Holdings Limited and (ii) certain technical changes to conform to the laws of Luxembourg.

The RSU Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03                      Amendments to the Articles of Incorporation or Bylaws, Change in Fiscal Year

The information included in Item 3.03 above and Item 8.01 below is hereby incorporated by reference.

Item 7.01                      Regulation FD Disclosure

Upon the effectiveness of the Redomestication, the Company’s CUSIP number was changed to L3466T104.

Item 8.01                      Other Events

On May 14, 2010, the Company held its Annual General Meeting of Shareholders. A quorum was present as required under the Company’s bye-laws, and all the proposals described in the Form S-4 were approved, including the approval of the change of the Company’s jurisdiction of incorporation from Bermuda to Luxembourg, certain changes to the Company’s organizational documents to facilitate the Redomestication and a number of organizational matters required under Luxembourg law. On the same day, the Company issued a press release related to a quarterly dividend of $0.04 per share to be paid on June 15, 2010 to shareholders of record at the close of business on June 1, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

On May 17, 2010, Flagstone Reinsurance Holdings Limited completed the Redomestication and thereby discontinued its existence as a Bermuda corporation as provided in Section 132G of The Companies Act 1981 of Bermuda and continued its existence as a société anonyme under the laws of Luxembourg under the name Flagstone Reinsurance Holdings, S.A. A copy of the press release announcing the completion of the Redomestication is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the registered shares of Flagstone Reinsurance Holdings, S.A., a Luxembourg company, as the successor to Flagstone Reinsurance Holdings Limited, a Bermuda company, are deemed to be registered under Section 12(b) of the Exchange Act. The Company’s shares were approved for listing on the NYSE and began trading on May 18, 2010, under the symbol “FSR,” the same symbol under which Flagstone Reinsurance Holdings Limited’s shares previously traded. The Company’s specimen share certificate is attached as Exhibit 4.4 to this report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description______________________________________________
3.1	Articles of Incorporation of Flagstone Reinsurance Holdings, S.A.
4.1
First Supplemental Indenture, dated as of May 17, 2010, among Flagstone Reinsurance Holdings, S.A., a Luxembourg company (as successor to Flagstone Reinsurance Holdings Limited, a Bermuda company), Flagstone Reinsurance Holdings Limited and The Bank of New York Mellon Trust, successor in interest to JPMorgan Chase Bank, National Association, as Trustee

4.2
First Supplemental Indenture, dated as of May 17, 2010, among Flagstone Finance S.A., a Luxembourg Company, Flagstone Reinsurance Holdings, S.A., a Luxembourg company  (as successor to Flagstone Reinsurance Holdings Limited, a Bermuda company), and Wilmington Trust Company, a Delaware banking corporation, as Trustee

4.3	Amended and Restated Warrant dated May 17, 2010
4.4	Specimen Share Certificate
10.1	Amended and Restated Shareholders’ Agreement between Flagstone Reinsurance Holdings, S.A. and the investors listed on Exhibit A thereto, dated as of May 17, 2010
10.2	Flagstone Reinsurance Holdings, S.A. Performance Share Unit Plan, as amended and restated, dated May 17, 2010
10.3	Flagstone Reinsurance Holdings, S.A. Restricted Share Unit Plan, as amended and restated, dated May 17, 2010
99.1	Press Release
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: May 19, 2010